                              SAFECO MANAGED BOND TRUST
                              SAFECO TAXABLE BOND TRUST
           SUPPLEMENT TO THE ADVISOR CLASS PROSPECTUS DATED APRIL 30, 1997
                           SUPPLEMENT DATED AUGUST 12, 1997


THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOLLOWING THE SUBHEADING "INTERMEDIATE TREASURY AND MANAGED BOND FUNDS" ON PAGE 53:

    The portfolio manager for the Intermediate Treasury Fund is Ronald Spaulding, Chairman of the Board, SAM. Mr. Spaulding has served in various capacities with SAM and SAFECO Corporation since 1975.

    The portfolio manager for the Managed Bond Fund is Michael Hughes, Assistant Vice President, SAM. Mr. Hughes was Vice President and a portfolio manager for First Interstate Capital Management Company from 1995 to 1996, and Vice President and portfolio manager for First Interstate Bank of California from 1988 to 1995.